Financial Instruments	12 Months Ended
Dec. 31, 2017
Investments, All Other Investments [Abstract]
Financial Instruments
21.	FINANCIAL INSTRUMENTS

[a]	Foreign exchange contracts

At December 31, 2017, the Company had outstanding foreign exchange forward contracts representing commitments to buy and sell various foreign currencies. Significant commitments are as follows:

	For Canadian dollars				For U.S. dollars
Buy (Sell)	U.S. dollar amount	Weighted average rate	Euro amount	Weighted average rate	Peso amount	Weighted average rate
2018	208	1.27249	22	1.48899	3,778	0.05170
2018	(980)	0.78027	(16)	0.66174	—	—
2019	41	1.29098	9	1.56845	1,755	0.04678
2019	(596)	0.77989	(5)	0.64926	—	—
2020	9	1.29947	—	—	576	0.04684
2020	(291)	0.77338	—	—	—	—
2021	(97)	0.78321	—	—	—	—
2022	(26)	0.78978	—	—	—	—

	(1,732)		10		6,109

		For euros
Buy (Sell)	U.S. dollar amount	Weighted average rate	GBP amount	Weighted average rate	Czech koruna amount	Weighted average rate
2018	104	0.86349	7	1.11963	4,128	0.03791
2018	(130)	1.17146	(28)	0.83230	(14)	25.4660
2019	37	0.86276	1	1.11072	2,885	0.03799
2019	(68)	1.18414	(14)	0.83346	—	—
2020	14	0.85860	—	—	1,101	0.03851
2020	(16)	1.22742	(9)	0.88220	—	—
2021	7	0.82532	—	—	—	—
2021	(11)	1.29394	(6)	0.92098	—	—
2022	1	0.75974	—	—	—	—
2022	(1)	1.31155	—	—	—	—

	(63)		(49)		8,100

Based on forward foreign exchange rates as at December 31, 2017 for contracts with similar remaining terms to maturity, the gains and losses relating to the Company’s foreign exchange forward contracts recognized in other comprehensive income are approximately $101 million and $49 million, respectively [note 20].

The Company does not enter into foreign exchange forward contracts for speculative purposes.

[b]	Financial assets and liabilities

The Company’s financial assets and liabilities consist of the following:

	2017	2016
Financial assets
Cash and cash equivalents	$726	$974
Restricted cash equivalents	113	194
Investment in ABCP	—	60
Accounts receivable	6,878	6,165
Severance investments	4	3
Long-term receivables included in other assets [note 13]	180	229

	$7,901	$7,625

Financial liabilities
Bank indebtedness [note 16]	$9	$8
Commercial paper [note 16]	250	615
Long-term debt (including portion due within one year)	3,303	2,533
Accounts payable	6,299	5,430

	$9,861	$8,586

Derivatives designated as effective hedges, measured at fair value
Foreign currency contracts
Prepaid expenses and other	$55	$12
Other assets	46	6
Other accrued liabilities	(32)	(134)
Other long-term liabilities	(17)	(61)

	$52	$(177)

[c]	Derivatives designated as effective hedges, measured at fair value

The Company presents derivatives that are designated as effective hedges at gross fair values in the consolidated balance sheets. However, master netting and other similar arrangements allow net settlements under certain conditions. The following table shows the Company’s derivative foreign currency contracts at gross fair value as reflected in the consolidated balance sheets and the unrecognized impacts of master netting arrangements:

	Gross amounts presented in consolidated balance sheets	Gross amounts not offset in consolidated balance sheets	Net amounts
December 31, 2017
Assets	$101	$47	$54
Liabilities	$(49)	$(47)	$(2)
December 31, 2016
Assets	$18	$17	$1
Liabilities	$(195)	$(17)	$(178)

[d]	Fair value

The Company determined the estimated fair values of its financial instruments based on valuation methodologies it believes are appropriate; however, considerable judgment is required to develop these estimates. Accordingly, these estimated fair values are not necessarily indicative of the amounts the Company could realize in a current market exchange. The estimated fair value amounts can be materially affected by the use of different assumptions or methodologies. The methods and assumptions used to estimate the fair value of financial instruments are described below:

Cash and cash equivalents, restricted cash equivalents, accounts receivable, short-term borrowings and accounts payable.

Due to the short period to maturity of the instruments, the carrying values as presented in the consolidated balance sheets are reasonable estimates of fair values.

Commercial Paper

Due to the short period to maturity of the commercial paper, the carrying value as presented in the consolidated balance sheet is a reasonable estimate of its fair value.

Term debt

The Company’s term debt includes $108 million due within one year. Due to the short period to maturity of this debt, the carrying value as presented in the consolidated balance sheet is a reasonable estimate of its fair value.

Senior Notes

The fair value of our Senior Notes are classified as Level 1 when we use quoted prices in active markets and Level 2 when the quoted prices are from less active markets or when other observable inputs are used to determine fair value. At December 31, 2017, the net book value of the Company’s Senior Notes was $3.12 billion and the estimated fair value was $3.27 billion, determined using active market prices.

[e]	Credit risk

The Company’s financial assets that are exposed to credit risk consist primarily of cash and cash equivalents, restricted cash equivalents, accounts receivable, held-to-maturity investments and foreign exchange and commodity forward contracts with positive fair values.

Cash and cash equivalents and restricted cash equivalents, which consist of short-term investments, are only invested in bank term deposits and bank commercial paper with an investment grade credit rating. Credit risk is further reduced by limiting the amount which is invested in certain governments or any major financial institution.

The Company is also exposed to credit risk from the potential default by any of its counterparties on its foreign exchange forward contracts. The Company mitigates this credit risk by dealing with counterparties who are major financial institutions that the Company anticipates will satisfy their obligations under the contracts.

In the normal course of business, the Company is exposed to credit risk from its customers, substantially all of which are in the automotive industry and are subject to credit risks associated with the automotive industry. For the year ended December 31, 2017, sales to the Company’s six largest customers represented 81% [2016 - 82%] of the Company’s total sales; and substantially all of its sales are to customers in which the Company has ongoing contractual relationships.

[f]	Currency risk

The Company is exposed to fluctuations in foreign exchange rates when manufacturing facilities have committed to the delivery of products for which the selling price has been quoted in currencies other than the facilities’ functional currency, and when materials and equipment are purchased in currencies other than the facilities’ functional currency. In an effort to manage this net foreign exchange exposure, the Company employs hedging programs, primarily through the use of foreign exchange forward contracts [note 21[a]].

[g]	Interest rate risk

The Company is not exposed to significant interest rate risk due to the short-term maturity of its monetary current assets and current liabilities. In particular, the amount of interest income earned on cash and cash equivalents is impacted more by investment decisions made and the demands to have available cash on hand, than by movements in interest rates over a given period.

In addition, the Company is not exposed to interest rate risk on its term debt and Senior Notes as the interest rates on these instruments are fixed.